UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934.

Date of Report: April 4, 2023

(Date of earliest event reported)

Oragenics, Inc.

(Exact name of registrant as specified in its charter)

FL	001-32188	59-3410522
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4902 Eisenhower Boulevard, Suite 125 Tampa, FL	33634
(Address of principal executive offices)	(Zip Code)

813-286-7900

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	OGEN	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On April 4, 2023, the Audit Committee of the Board of Directors of Oragenics, Inc. (the “Company”) concluded, after discussion with the Company’s management, that the Company’s consolidated financial statements for the (i) interim period ended March 31, 2022, (ii) interim period ended June 30, 2022, (iii) interim period ended September 30, 2022 (collectively, the “Non-Reliance Periods”) should no longer be relied upon due to errors in the consolidated financial statements and should be restated. Similarly, press releases, investor presentations and other communications describing the Company’s consolidated financial statements and other related financial information covering the Non-Reliance Periods should no longer be relied upon.

In connection with the preparation of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 (the “2022 Form 10-K”), the Company’s management became aware that the Company’s consolidated financial statements for the Non-Reliance Periods contained errors related to the accounting of prepayments the Company made to third-party vendors for research and development. In such instances, the Company improperly expensed such payments, rather than recording them as a prepaid expense until the services were performed. In accordance with Accounting Standards Codification Topic 730 Research and Development, the prepaid research and development expense should have been expensed upon the performance by the vendor of the work associated with the payments. This resulted in an overstatement of research and development expense and an understatement of assets. The Company is unable at this time to estimate the amount and full effect of the restatements in the Non-Reliance Periods.

The Company is working to complete the restatement of its financial statements for the Non-Reliance Periods. The Company intends to restate the consolidated financial statements for the Non-Reliance Periods as soon as practicable. The Company also intends to file its 2022 Annual Report on Form 10-K, which will contain the restated information for the year ended December 31, 2022, as soon as practicable. Accordingly, investors and others should rely only on the financial information and other disclosures regarding the Non-Reliance Periods once the Company restates its consolidated financial statements.

Management is assessing the effect of the restatements on the Company’s internal control over financial reporting and its disclosure controls and procedures. The Company expects to report one or more material weaknesses following completion of its investigation of the cause of these restatements. A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of a company’s annual or interim financial statements will not be prevented or detected on a timely basis. The existence of one or more material weaknesses precludes a conclusion by management that a company’s disclosure controls and procedures and internal control over financial reporting are effective. In addition, the Audit Committee, the Board of Directors, and management have begun evaluating appropriate remediation actions.

Forward-Looking Statements.

Certain statements contained in this Current Report on Form 8-K may constitute “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 or “forward-looking information” as such term is defined in applicable Canadian securities legislation (collectively, “forward-looking statements”). Often, but not always, forward-looking statements can be identified by the use of words such as “plans”, “expects”, “is expected”, “budget”, “potential”, “scheduled”, “estimates”, “forecasts”, “intends”, “anticipates”, “believes”, or “projects”, or the negatives thereof or variations of such words and phrases or statements that certain actions, events or results “will”, “should”, “may”, “could”, “would”, “might” or “will be taken”, “occur” or “be achieved” or the negative of these terms or comparable terminology. All statements other than statements of historical fact, including those that express, or involve discussions as to, expectations, beliefs, plans, objectives, assumptions or future events or performance, are not historical facts and may be forward-looking statements and may involve estimates, assumptions and uncertainties that could cause actual results or outcomes to differ materially from those expressed in the forward-looking statements. Such statements reflect the Company’s current views and intentions with respect to future events, and current information available to the Company, and are subject to certain risks, uncertainties and assumptions. Many factors could cause the actual results, performance or achievements that may be expressed or implied by such forward-looking statements to vary from those described herein should one or more of these risks or uncertainties materialize. These factors include, the impact of the restatement and correction of the Company’s previously issued financial statements; the identified weakness in the Company’s internal control over financial reporting and the Company’s ability to remediate that material weakness; any delay in the filing of the 2022 Form 10-K with the SEC; the initiation of legal or regulatory proceedings with respect to the restatement and corrections; the adverse effects on the Company’s business, results of operations, financial condition and stock price as a result of the restatement and correction process; as well as those risk factors discussed or referred to in the Company’s disclosure documents filed with the SEC available on the SEC’s website at www.sec.gov, including the 2021 Form 10-K. Should any factor affect the Company in an unexpected manner, or should assumptions underlying the forward-looking statements prove incorrect, the actual results or events may differ materially from the results or events predicted. Any such forward-looking statements are expressly qualified in their entirety by this cautionary statement. Moreover, the Company does not assume responsibility for the accuracy or completeness of such forward-looking statements. The forward-looking statements included in this Current Report on Form 8-K are made as of the date of this Current Report on Form 8-K and the Company undertakes no obligation to publicly update or revise any forward-looking statements, other than as required by applicable law.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on this 10th day of April, 2023.

ORAGENICS, INC. (Registrant)

BY:	/s/ Janet Huffman
Janet Huffman
Chief Financial Officer